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                          VAN KAMPEN GLOBAL GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 -- SEPTEMBER 30, 2009

                                                                   Amount
                                       Offering       Total          of         % of     % of
                  Purchase/              Price       Amount        Shares     Offering   Funds
    Security        Trade     Size of     of           of         Purchased  Purchased   Total                       Purchased
    Purchased        Date    Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers            From
----------------  ---------  --------  --------  --------------  ----------  ---------  ------  -----------------  -------------
  A123 Systems     09/23/09      -      $13.50     $28,180,501     $2,720      0.010%   0.372%  Morgan             Goldman Sachs
      Inc.                                                                                      Stanley & Co.
                                                                                                Incorporated,
                                                                                                Goldman, Sachs &
                                                                                                Co., Merrill
                                                                                                Lynch, Pierce,
                                                                                                Fenner & Smith
                                                                                                Incorporated,
                                                                                                Deutsche Bank
                                                                                                Securities
                                                                                                Inc., Lazard
                                                                                                Capital
                                                                                                Markets LLC,
                                                                                                Pacific Crest
                                                                                                Securities